UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2014

VALUESETTERS INC.

(Exact name of registrant as specified in its charter)

New York	000-55036	87-0409951
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

430 North Street

White Plains, NY 10605

 (Address of principal executive offices)

(203) 525-0450

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 7, 2014, Sean S. Lee was elected to the board of directors of Valuesetters Inc. (the “Company”), to fill a vacancy, consistent with the Company’s bylaws.

Mr. Lee, 39, is a product manager for Heartland School Solutions, a K-12 food nutrition software development firm, since January 2012 to present. Prior to joining Heartland, he worked as a consultant for SL-Tech, a K-12 food nutrition software and hardware development firm, from August 2011 to January 2012, and as the chief technology officer for ImproveSmart Inc., an electronic commerce company, from December 2009 to August 2011. From June 2007 to December 2010 he served as the technology manager for our Company.

The Company currently offers no compensation to its non-employee directors.

Mr. Lee’s father is Sean F. Lee, former Chairman and Chief Executive Office of our Company, who recently retired from our board of directors.

SECTION 9 – FINANCIAL STATEMENT AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Number	Documents
99.1	Press release of Valuesetters Inc. dated May 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUESETTERS INC.

Date May 13, 2014	By:	/s/ Manuel Teixeira
Manuel Teixeira
Title: Chief Executive Officer